THE MAINSTAY FUNDS

MainStay International Equity Fund (the “Fund”)

Supplement dated April 24, 2017 (“Supplement”) to the
Summary Prospectus and Prospectus dated February 28, 2017, as supplemented and

Statement of Additional Information dated February 28, 2017, as supplemented (“SAI”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and SAI.

Effective April 28, 2017, Eve Glatt will no longer serve as a portfolio manager of the Fund. All references to her are deleted in their entirety. Edward Ramos and Carlos Garcia-Tunon will continue to serve as portfolio managers of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.